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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 30, 2008


                                AMERIANA BANCORP
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               (Exact name of registrant as specified in charter)

          INDIANA                         0-18392               35-1782688
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(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
    of incorporation)                                        Identification No.)


                2118 BUNDY AVENUE, NEW CASTLE, INDIANA 47263-1048
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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (765) 529-2230
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                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01       OTHER EVENTS.
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         On September 30, 2008, Ameriana Bancorp forwarded to its stockholders a copy of a letter it had sent to depositors of its wholly-owned subsidiary Ameriana Bank regarding the safety of the funds deposited at Ameriana Bank. A copy of the letter sent to stockholders is attached as Exhibit 99.1 and incorporated by reference.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS.
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         (d)    Exhibits

                Number            Description
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                99.1              Stockholder letter dated September 30, 2008

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    AMERIANA BANCORP



Dated: October 1, 2008              By: /s/ Jerome J. Gassen
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                                        Jerome J. Gassen
                                        President and Chief Executive Officer